                              LOAN AND PLEDGE AGREEMENT
$TotalLoan_

    THIS LOAN AND PLEDGE AGREEMENT ("Agreement"), is made this 30Th day of July, 1997, by and between FCG Enterprises, Inc., a California corporation, dba First Consulting Group (the "Corporation") and Full_Name (the "Employee"), with reference to the following facts:

    A. Employee is a Vice President of the Corporation and is expected to or may voluntarily purchase shares of the Corporation's Class A Common Stock ("Stock"), pursuant to the Corporation's 1994 Restricted Stock Bonus Plan, as amended on October 1, 1996 ("Bonus Plan") and Restricted Stock Bonus Agreement, as amended on October 1, 1996 ("Bonus Agreement").

    B. Pursuant to authorization of the Board of Directors of the Corporation, the Corporation may, in its discretion, make available to Vice Presidents, an interest free loan in order to enable such employees to purchase the Corporation's Stock, exercise options, or to pay taxes in connection with any such transaction, which loan shall be subject to the terms and conditions set forth below.

    NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises of the parties set forth below, the parties agree as follows:

    1. LOAN TO EMPLOYEE. Upon the execution of this Agreement by the parties, the Corporation shall loan to Employee the sum of Number_of_Acquired_Shares_Spelled ($AcquiredShares_). Said loan shall be evidenced by a Secured Promissory Note ("Note") in the form of Exhibit "A" attached hereto and made a part hereof. Employee acknowledges and agrees that except in the case of default, there will be no interest charged on the Note and that Employee may have reportable income as a consequence of the interest free loan, and Employee will be responsible for payment of any income taxes with respect thereto.

    2. SECURITY FOR NOTE. In order to secure payment of the Note, Employee hereby pledges and grants to the Corporation, a security interest in and to the shares of common stock of the Corporation set forth on Exhibit "B" attached hereto and made a part hereof (the "Collateral"). During the term of this Agreement, all stock dividends on the stock pledged hereunder shall become part of the Collateral. Upon signing this Agreement, Employee shall deliver to the Corporation, the share certificate or certificates for the shares described in Exhibit "B," along with a Stock Assignment Separate from Certificate, executed in blank, appointing the Secretary of the Corporation as Employee's attorney-in-fact to arrange for the transfer of the Collateral on the books of the Corporation. Until an Event of Default (defined below), Employee shall remain as the record owner of the Collateral, which shall nevertheless be subject to the security interest created hereunder. Upon the occurrence of an Event of Default, the Corporation shall have the right, without notice to Employee, to immediately transfer record title to the Collateral to any designee selected by the Corporation, provided, however, that the Collateral shall remain subject to the terms of this Agreement. Employee represents and warrants that the Collateral is and shall remain free and clear of any and all liens, claims, encumbrances and security interests, except for the security interest granted hereunder.

    3.   SCOPE OF SECURITY INTEREST.    This Agreement also secures: (a) any
and all extensions or renewals of the Note; (b) the repayment of all sums, including but not limited to legal expenses, that may be advanced or incurred by the Corporation for the maintenance, protection, preservation or sale of the Collateral, or any part thereof; and (c) any and all other expenditures and advances that may hereafter be made by the Corporation to Employee.

    4. PLEDGE HOLDER. The parties agree that the Corporation, or its designee, shall be the pledge holder under this Agreement.

    5. EVENTS OF DEFAULT. An "Event of Default" hereunder shall exist upon the occurrence of any one or more of the following events:

         (a) Employee shall file an application for relief under the United States Bankruptcy Code;

         (b) An application for relief under the United States Bankruptcy Code is filed against Employee and not dismissed within sixty days;

         (c)  Employee becomes insolvent;

         (d) A receiver over all or substantially all of the property of Employee is appointed and not removed within thirty days;

         (e)  Employee makes a general assignment for the benefit of creditors;

         (f) A failure by Employee to perform one or more of Employee's obligations under this Agreement, the Bonus Agreement, the Note or any other note secured by this Agreement.

    6.   REMEDIES.

         (a) Upon the occurrence of an Event of Default, the Corporation shall have the right to exercise, at its option, any one or more of the rights, powers and remedies afforded to the Corporation by virtue of this Agreement, and/or the California Uniform Commercial Code, either concurrently or separately. Such rights, powers and remedies are cumulative and the exercise by the Corporation of any one or more of such rights, powers and remedies shall not preclude the Corporation from exercising any other right or remedy available to it thereunder or at law or in equity.

         (b) Employee acknowledges and agrees that the Collateral is subject to substantial restrictions on transfer under the Bonus Plan and Bonus Agreement, which affect the marketability of the Collateral, and among things, presently prohibit the sale of the Collateral to anyone other than the Corporation. Accordingly, Employee agrees that the purchase price for the Collateral at any sale shall not exceed the value determined in accordance with the Bonus Plan and the Bonus Agreement.

         (c) The Corporation's notice of the time and place of sale of the collateral or other disposition of the Collateral is reasonable, if sent to Employee in the manner for giving notice at least five (5) days before the sale.

         (d) In the event that the proceeds of the Collateral are insufficient to pay in full all amounts owing to the Corporation under the Note and this Agreement, including all of the Corporation's expenses incurred in foreclosing on the collateral and all other obligations of Employee to the Corporation, EMPLOYEE SHALL NOT BE LIABLE FOR ANY DEFICIENCY TO THE CORPORATION, IT BEING UNDERSTOOD THAT EMPLOYEE'S LIABILITY UNDER THE NOTE IS LIMITED TO THE AMOUNT OF THE COLLATERAL.

         (e) No course of dealing between the Corporation and Employee or any failure or delay on the part of the Corporation in exercising any of its rights and/or remedies hereunder shall operate as a waiver of any other rights or remedies of the Corporation and no single or partial exercise of any right or remedy hereunder shall operate as a waiver or otherwise preclude the exercise of any other rights or remedies hereunder. No waiver by the Corporation of any breach or default by Employee shall be a waiver of any other breach or default by Employee.

    7.   VOTING RIGHTS AND PROXY.

         Until such time as an Event of Default exists under this Agreement, Employee shall have the right to vote all of the shares pledged as Collateral under this Agreement. At such time as an Event of Default exists or occurs under this Agreement, Employee shall have no right to vote such shares, and Employee irrevocably appoints the Chairman of the Board and President of the Corporation, or other designee selected by the Board of Directors of the Corporation, and each of them, as proxies, to vote such shares, and to give written consents in lieu of voting, with respect to any all actions and matters, and in such manner, as such proxies may determine, in their discretion. The parties agree that the proxy granted hereby is coupled with an interest and is irrevocable as long as this Agreement is in effect.

    8. LEGAL ACTIONS. In the event legal action is instituted to enforce or interpret any of the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees.

    9. BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns. Provided, however, that Employee shall not assign this Agreement or any interest herein, without the prior written consent of the Corporation. Any assignment in violation of the foregoing sentence shall be void.

    10. INTERPRETATION. This Agreement and all amendments and supplements hereto may be signed in counterparts, and each shall be construed as one agreement. The captions by which the paragraphs of this Agreement are identified and the captions under which certain subject matter is placed are for convenience only and shall have no affect upon the interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party or parties causing this Agreement or any provision hereof to be drafted.

    11. SEVERABILITY. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants or restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

    12. ARBITRATION. The parties shall submit any dispute concerning the interpretation of or the enforcement of rights and duties under this Agreement, including the Note, to final and binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association, in Los Angeles, California. At the request of any party, the arbitrators, attorneys, parties to the arbitration, witnesses, experts, court reporters, or other persons present at the arbitration shall agree in writing to maintain the strict confidentiality of the arbitration proceedings. Arbitration shall be conducted by a single, neutral arbitrator, or, at the election of any party, three neutral arbitrators, appointed in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitrator(s) shall be attorneys in practice for at least ten years, and experienced in the matter(s) being arbitrated. In any such arbitration, California Code of Civil Procedure Section 1283.05 (Right to Discovery; Procedure and Enforcement) shall be applicable. The award of the arbitrator(s) shall be enforceable according to the applicable provisions of the California Code of Civil Procedure. The arbitrator(s) shall have the same powers as those of a judge of the superior court of the State of California, and shall render a decision as would a judge of a superior court of the State of California. Provided, however, the arbitrator(s) shall not have the authority or power to award punitive or exemplary damages, and specifically shall have the authority to grant equitable and injunctive relief. If proper notice of any hearing has been given, the arbitrator(s) will have full power to proceed to take evidence or to perform any other acts necessary to arbitrate the matter in the absence of any party who fails to appear. EACH PARTY HERETO WAIVES THE RIGHT TO A JURY TRIAL.

    13. GOVERNING LAW, INTERPRETATION AND VENUE. This Agreement shall be interpreted and enforced in accordance with the internal laws of the state of California. The provisions of this Agreement shall be interpreted in accordance with their plain meaning. No provision of this Agreement shall be interpreted against a party as a consequence of that party having drafted said provision. It is the intent of the parties, that all issues concerning this Agreement and/or the Note be arbitrated in accordance with the provisions of Paragraph 12. Nevertheless, should any legal action or proceeding be brought arising out of or related to this Agreement, the parties agree and irrevocably consent to the exclusive jurisdiction of the courts of the State of California and the federal courts located in the State of California, County of Los Angeles, with respect to any such legal action or proceeding. The parties waive any objection based on FORUM NON CONVENIENS or improper venue in connection with any such action or proceeding.

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

    14. AMENDMENTS. This Agreement may only be amended by a writing signed by the parties hereto.

    15. REFERENCES TO BONUS PLAN AND BONUS AGREEMENT. All references herein to the Bonus Plan and Bonus Agreement, shall mean and include all previous and future amendments thereto, and any successor or successors thereto.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"CORPORATION"                          "EMPLOYEE"

FCG ENTERPRISES, INC.



By: _________________________________  _________________________________
    Patricia A. Lowery                 (Signature)

Title:  Vice President and Secretary

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

                                  CONSENT OF SPOUSE

    I am the spouse of the Employee referred to in the above Loan and Pledge Agreement. I have read and understood all of the provisions of the Loan and Pledge Agreement and agree to be bound by the provisions thereof. I have been given the opportunity to seek the advice of an independent attorney with respect to the Loan and Pledge Agreement, and I have either done so or I have voluntarily decided not to do so.



                                  _____________________________
                                  (Signature)

                                  _____________________________
                                  (Name Printed)

                          SECURED PROMISSORY NOTE          EXHIBIT "A"
                                    (NON-RECOURSE)

$____________________                                    Long Beach, California
                                                       _________________, 199___

    FOR VALUE RECEIVED, the undersigned ("Maker"), promises to pay to the order of FCG Enterprises, Inc., a California corporation ("Payee"), at Long Beach, California, the sum of __________________________________________________
($_____________) without interest, except in the case of default. In the event of default, this note shall bear interest at the rate of ten percent (10%) per annum until paid in full. All principal and interest (if any) shall be due and payable on the earlier to occur of the following: (a) ten (10) years after the date hereof; (b) upon the death of the undersigned; (c) at such time as the undersigned is terminated, with or without cause, as an employee of Payee; and
(d) the occurrence of any event of default as specified in the Loan and Pledge Agreement of even date herewith. Notwithstanding any provision hereof, in no event shall the interest rate hereunder exceed the maximum rate permitted by law.

    In the event that any payment of principal or interest is not made when due, all principal and interest hereunder shall become immediately due and payable at the option of Payee. All payments shall be made in legal tender of the United States.

    The undersigned and every person who assumes or guarantees the obligations of this note waive presentment, demand, notice of demand, protest, notice of protest, notice of dishonor and notice of non-payment.

    This Note shall be interpreted and enforced in accordance with the laws of the state of California. Any dispute concerning this Note shall be subject to binding arbitration in accordance with the provisions of Paragraph 12 of the Loan and Pledge Agreement of even date herewith ("Agreement"), which secures this Note. The provisions of said Paragraph 12 are incorporated herein by reference. THE PARTIES TO THIS NOTE WAIVE THE RIGHT TO A JURY TRIAL.

    In the event arbitration or any other proceeding is instituted to enforce or interpret this Note, the undersigned agree to pay such reasonable attorneys' fees, costs and expenses as may be incurred by the holder of this note in connection with the collection of any sum or sums due hereunder. Attorneys' fees incurred in enforcing any judgment shall be recoverable as a separate item, shall be severable from the other provisions of this Note, shall survive any judgment and shall not be deemed merged into the judgment.

    In the event the property securing this Note is sold, transferred or conveyed, without the prior written consent of Payee, all principal and interest hereunder shall become immediately due and payable at the option of Payee. This is a NON-RECOURSE NOTE, it being understood and agreed that in the event of a default under this Note, Payee's recourse shall be to foreclose on the Collateral referred to in the Loan and Pledge Agreement.

    This Note shall be interpreted and enforced in accordance with the laws of the State of California. The parties intend that binding arbitration apply to any dispute concerning the interpretation or enforcement of this Note. Neverthless, if any legal action or suit is brought pertaining to this Note, it shall be brought and maintained only in a court of competent jurisdiction within the State of California, County of Los Angeles. Maker and Payee irrevocably consent to the jurisdiction of the courts of the State of California or the United States District Court, located within said county, and to venue in Los Angeles County, California.

    If more than one person signs this Note, each such person shall be jointly and severally liable hereunder, and all references in this Note to "Maker" shall apply to each of such persons.


"Maker"


____________________________________
(Signature)


____________________________________
(Name Printed)


______________________________________
(Signature of Spouse of Maker, if any)


____________________________________
(Name Printed)


______________________________
(Street Address)


______________________________
(City, State & Zip)


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